UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

JASPER THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Bridge Pkwy Suite #102
Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 30, 2026, Jasper Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 21,747,865 shares of the Company’s voting common stock, $0.0001 par value per share (the “Common Stock”), or approximately 65.36% of the 33,274,561 shares of the Common Stock issued and outstanding as of August 10, 2026, the record date for the Special Meeting, were represented virtually or by proxy.

At the Special Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 4, 2026.

Set forth below is a brief description of each proposal voted upon at the Special Meeting and the voting results with respect to each proposal. Each proposal was approved at the Special Meeting.

Proposal No. 1: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, in the sole discretion of the Company’s Board of Directors (the “Board”) at any time on or before December 31, 2026, a reverse stock split of the Common Stock, at a ratio to be determined by the Board within a range of 1-for-15 to 1-for-35 (or any number in between), without reducing the authorized number of shares of Common Stock, and without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,088,353	567,692	91,820	–

Proposal No. 2: To approve an amendment to the Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 490,000,000 shares to 675,000,000 shares, to be effected in the sole discretion of the Board (the “Authorized Share Increase Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,722,644	903,655	121,566	–

Proposal No. 3: To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the Reverse Stock Split Proposal or the Authorized Share Increase Proposal (the “Adjournment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,938,915	528,123	280,827	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: October 5, 2026	By:	/s/ Herb Cross
		Name:	Herb Cross
		Title:	Chief Financial Officer

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